UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                          ____________________________



                                    FORM 8-K





                          ____________________________


                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

            Date of Report (Date of earliest event reported): OCTOBER 23, 2003

                                   CLARK, INC.
             (Exact Name of Registrant as Specified in its Charter)

                          ____________________________

                 DELAWARE                             001-31256                         52-2103926
       (State or other jurisdiction                                                  (I.R.S. employer
            of incorporation)                 (Commission file number)             identification no.)

         102 SOUTH WYNSTONE DRIVE
        NORTH BARRINGTON, ILLINOIS                                                        60010
 (Address of principal executive offices)                                               (Zip Code)

              Registrant's telephone number, including area code: (847) 304-5800

                                 NOT APPLICABLE
                   (Former name or former address, if changed since last report)

ITEM 7(c).  EXHIBITS.
            --------

         99.1 Press release of Clark, Inc., dated October 23, 2003, reporting the financial performance of the Registrant for the three months and nine months ended September 30, 2003.

ITEM 12.  RESULTS OF OPERATIONS AND FINANCIAL CONDITION.
          ---------------------------------------------

         On October 23, 2003, Clark, Inc. issued a press release announcing its financial results for the three months and nine months ended September 30, 2003. A copy of the press release is attached as Exhibit 99.1 and is incorporated herein by reference.

                                   SIGNATURES
                                   ----------

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                 CLARK, INC.


Date:  October 28, 2003                          By: /s/  Thomas M. Pyra
                                                     ---------------------------
                                                     Thomas M. Pyra
                                                     Chief Operating Officer

                                INDEX TO EXHIBITS
                                -----------------

   Exhibit
   -------

     99.1       Press Release dated October 23, 2003.